Exhibit 10.28

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, dated March 2, 1995, by and between Jim Griffith, Builder, a Virginia Corporation/Assigns, with its principal office at 483 McLaws Circle, Suite 3, Williamsburg, Virginia 23185, hereinafter referred to as the Lessor, and Morgan Products, hereinafter referred to as the Lessee, and DIR Diversified Investment, Realty & Financial Services, Inc. hereinafter referred to as Agent.

                                   WITNESSETH

The Lessor hereby leases to the Lessee and the Lessee hereby leased from the Lessor the following described property, hereinafter referred to as the "Leased Premises":

Space designated as Morgan Products Building, Phase 6, Quarterland Commons, containing approximately 6,909 rentable square feet and being located at the following address: Phase 6 Quarterland Commons, McLaws Circle, Williamsburg, Virginia 23185, together with the appurtenances, including without limitation, the right in common with others, to use for the respective purposes for which they are intended, the sidewalks, parking areas, stairways, truck service ways, and other public service portions of the building which Lessee and invitees are permitted to use hereinafter collectively called "Common Areas".

1. TERM: This Lease shall be a term of Seven Years, commencing on August 1, 1995, and terminating on July 31, 2002 (See Addendum 1), on the terms and conditions, as set forth herein.

2. USE: The Leased Premises are to be used for general office and for no other purpose without prior written consent of Lessor. Lessee shall not use the Leased Premises for any unlawful purpose or so as to constitute a nuisance.

3. POSSESSION: The Lessor covenants and agrees to have the Leased Premises completed and ready for possession on or before the above commencement date, barring strikes, insurrection, Acts of God and other casualties, or unforeseen events beyond the control of the Lessor. Lessee agrees to accept the possession of said Leased Premises within ten (10) days from receipt of notice by Lessor of completion. The Lessee, at the expiration of the term shall deliver up the Leased Premises in good repair and condition, excepting damages beyond the control of the Lessee, reasonable use, ordinary decay, wear and tear, excepted.

4. RENT: Lessee hereby covenants and agrees to pay, during the term hereof, to the Lessor, in advance and beginning on the commencement date of this lease and on the first day of each and every month thereafter a base rent of Six Thousand Nine Hundred Ninety-Nine Dollars and Eighty-Eight Cents ($6,999.88). Rent shall be paid to Lessor at 483 McLaws Circle, Suite 3, Williamsburg, Virginia 23185. If Lessee's possession commences on other than the first day of the month, Lessee shall occupy the Leased Premises under the terms, conditions and provisions of this Lease and the pro-rata portion of the monthly rent for said month shall be paid, and the term of this lease shall commence on the first day of the month following that in which possession is given. Lessee shall also pay to Lessor a condominium fee of Six Hundred Thirty-Four Dollars & Seventy Cents ($634.70) monthly beginning the first day of the month. Said fee shall be paid Lessor no later than the fifth day of the month. In the event possession is other than the first day of the month, monthly condominium fee shall be prorated from the date Lessee takes possession.

5. RENT ADJUSTMENT: The rent payable pursuant to this lease shall be increased annually on the anniversary date by an amount equal to Five Percent (5%) of previous year's base rent. Such rent increase shall be paid in equal monthly installments in addition to other rents described in this Lease and shall be subject to all terms and conditions of this lease. In addition to the monthly rent due, Lessee shall pay to Lessor its proportionate share of any increase in real estate taxes, condominium assessments and insurance premiums over and above those incurred by Lessor in the first year. Lessor will immediately notify Lessee of any increase resulting from this provision and Lessee will pay one-twelfth thereof beginning with the next regular monthly installment of rent.

6. SECURITY DEPOSITS: Lessor herewith acknowledges receipt from Lessee of NONE Dollars (NONE) which Lessor is to retain without liability for interest, as security for the faithful performance of all the covenants, conditions and agreements of this lease. Provided the Lessee is not in default hereunder, the security deposit shall be returned to Lessee no later than sixty (60) days after termination. Lessor's mortgages shall not be liable to the Lessee for the return of any security deposit unless such mortgages shall have received such security deposit from Lessee or Lessor. Provided Lessee is in complete compliance with all terms and conditions of this Lease.

7. LATE PAYMENTS: In the event any installment of rent is not paid within five days after its becomes due, a late charge equal to ten percent (10%) of the monthly rental rate shall be assessed and if not paid within thirty (30) days such rent and late fee shall bear interest at the maximum legal rate and all of the foregoing shall accrue as additional rent. Lessee further agrees to pay (or reimburse Lessor if Lessor elects to pay) any and all attorney fees and court costs incurred in connection with the collection of delinquent rents and all other sums due to Lessor, or incurred due to any other default by Lessee.

8. COVENANT OF TITLE AND AUTHORITY: Lessor warrants that Lessor has fullright to enter into and perform the Lessor's obligations under this lease for the full term aforesaid and for the extensions herein provided, and has marketable title to entire building and property upon which the Leased Premises are located in fee simple, free and clear of all contracts, leases tenancies, agreements, restrictions, violations, or defects in title of any nature whatsoever affecting the demised premises, except for the matters specifically set forth in Exhibit "C" hereto.

9. UTILITIES: Lessee shall pay any and all utility charges including gas, electricity and telephone.

10. RENEWAL: This lease shall renew for successive additional terms of one (1) year unless either party shall not less than sixty (60) days prior to the end of any renewal term, by written notice to the other party, terminate the same. Failure of either of the parties to serve such written notice of termination on the other party shall extend the term for an additional periods of one (1) year and obligate the Lessee to all of the terms and conditions hereof for such renewal term, included the obligation to pay rent therefore, as set forth herein.

11. REPAIRS AND MAINTENANCE: Lessee covenants to maintain the Leased Premises in a fit and habitable condition during the term of this Lease. Lessee shall be responsible for all maintenance including, but not limited to, plumbing pipes and fixtures, electrical wiring, heating and air conditioning equipment, water heater, windows, screens, doors, walls, ceilings, floors and carpets. Lessee shall return the Leased Premises to the Lessor at the expiration or termination of this Lease in the condition in which it was received, normal wear and tear excepted, fit for immediate occupancy by others.

12. COMPLIANCE WITH INSURANCE: Lessee agrees to use the Leased Premises in a clean, careful, orderly and sanitary manner solely for the purpose above described. The Lessee covenants that it will not do nor permit to be done, nor keep or permit to be kept upon the Leased Premises, anything which will contravene the policy or policies of insurance against loss by fire or other causes, or which will increase the rate of fire or other insurance on the Leased Premises beyond the rate chargeable on the commencement date. Lessee covenants that under no circumstances will it keep or permit to be kept, do or permit to be done in or about the Leased Premises, anything of a character so hazardous as to render it impossible to secure such insurance in companies reasonably acceptable to the Lessor, and further, immediately upon notice, to remove from the premises and/or to desist from any practice deemed by the insurance companies or the Associations of Fire Underwriters as materially adversely affecting the insurance risk.

13. WASTE: The Lessee shall use the Leased Premises with due care and shall not permit or suffer any waste with respect to the Leased Premises.

14. ALTERATIONS: Lessee covenants that it will not make or erect any external or internal alterations or changes or any kind to the Leased Premises without first securing the written consent of the Lessor, after submission of the plans therefore, and any such alterations or changes as shall be permitted in writing shall be at Lessee's expense, and will, at the expiration of the terms or sooner termination thereof, become the property of the Lessor. The Lessee will, in making any such alterations or changes, fully comply with all national and state laws, county ordinances, and regulation of public authority, as well as the requirements of the Associations of Fire Underwriters, or similar governing insurance body, all at Lessee's expense. Lessee covenants, at its expense, promptly to comply with and do all things required by any notice served upon it in relation to said Leased Premises or any part thereof, from any of the departments of the County, including the Health Department, Fire Department and Building Inspector's Office, or of the Commonwealth of Virginia or the United States, if the same shall be caused by the Lessee's use or occupancy of the Leased Premises, or any alteration, addition or change thereof made by Lessee. Lessee covenants that no lien shall attach to the Leased Premises by virtue of any repairs, alterations or changes made by Lessee, and that if any such lien is filed, Lessee will cause the same to be removed within thirty days. For the purposes of this Lease "alteration" shall include but not be limited to signage of all types.

15. INSURANCE: (a) The Lessor shall during the term thereof carry general liability insurance and casualty insurance of the building comprising the Leased Premises, for at least ninety percent (90%) of replacement value and keep it insured against: loss by fire or other hazards covered by the standard broad form extended coverage in use in Virginia in which the premises are located.
The Lessee shall pay Lessor's prorata share of the cost of said insurance.

b) The Lessee shall, during the term hereof carry general liability insurance and casualty insurance for the contents of the Leased Premises and the Lessee shall pay all such insurance premiums from and after the time which the Commencement Date occurs, which payments shall be made directly to the insurance carrier or its agent.

c) The insurance policies shall provide for the mortgagee clause for the benefit of any mortgage holder, and a certificate of such insurance shall be presented to the Lessor and mortgagee prior to occupancy and yearly thereafter.

d) Notwithstanding anything in this Lease to the contrary, the Lessor shall not be liable to the Lessee or to any other person to any extent or at any time or in any event for any failure of water supply, electrical current, or other utilities or for any injury or damage to the Lessee or to any occurring in connection with any machinery, appliance, apparatus or the equipment placed on the premises by Lessee or caused by or resulting from leakage vapor, rain, snow or ice, running or overflow of water or sewage in any part of the premises, or caused by or resulting from any action of the elements, or for any personal injury (including death) or property damage caused by or from any carelessness, negligence or improper conduct of the Lessee or the Lessee's customers, employees or visitors.

17. DESTRUCTION: (a) If, during the term hereof, the Leased Premises are damaged or destroyed so as to render at least twenty-five percent (25%) of the Leased Premises not reasonably suitable for the purpose of Lessee's business and if, in the reasonable opinion of Lessor's architect, the damage or destruction can not reasonably be repaired within one hundred twenty (120) days from the date of such injury, then Lessee shall have the right to terminate this Lease upon thirty (30) days notice to Lessor. In the event of such termination, Lessee shall immediately surrender the premises to Lessor and shall pay rent only to the date of such damage or destruction. In the event of damage or destruction, Lessee agrees to release and pay over to Lessor any and all rights it may have to insurance proceeds or money it has actually received with respect to the Leased Premises.

b) If the damage or destruction is repairable within one hundred twenty (120) days , or if Lessee does not exercise its right to terminate as provided in Paragraph (a) of this Section, Lessor shall rebuild and/or repair the Leased Premises (exclusive of any personal property belonging to or improvements affected by the Lessee) such injury until completion of rebuilding and/or repair, the rent shall abate as follows:

(1) If the Leased Premises be usable during said period, for the purpose of Lessee's business, rent shall abate in the proration that the areas damaged or destroyed portion bears to the entire area of the Leased Premises.

(2) If the Leased Premises be usable during said period, for such purpose then all rent shall abate from the date of said injury until completion of rebuilding and/or repairs.

(3) Whether the Leased Premises be usable shall be resolved as mutually agreed upon by the parties, but in the event the parties are unable to agree the matter shall be settled in accordance with the Rules of the American Arbitration Association.

18. SUBORDINATION: Lessee accepts this Lease and the tenancy created hereunder, subject and subordinate to any deed of trust, or other security interest now or hereafter made or granted by Lessor, which may be a lien upon or affect the Leased Premises. Although such subordination shall be automatic, with further act by Lessee, Lessee hereby appoints Lessor as its Attorney in Fact to Execute and deliver any instrument that may be reasonably requested for the purpose of confirming that this Lease is subject and subordinated to any such mortgage, deed of trust or of other security interest granted by Lessor.

19. ATTORNMENT: Lessee agrees that upon any termination of Lessor's interest in the Leased Premises, Lessee will, upon request, attorn to the person or organization then holding title to the reversion of the Leased Premises ("the Successor") and to all subsequent Successor's and will pay to the Successor all of the rents and other monies required to be paid by the Lessee and perform all of the other terms, covenants, conditions, and obligation in the Lease.
Although such attornment shall be automatic, without further act by Lessee, Lessee hereby appoints Lessor as its Attorney in Fact to execute and deliver any instrument that may be reasonably requested for the purpose of confirming such Attornment of Lessee.

20. FIXTURES: Lessee may, at any time during the continuance of the term of this lease or within thirty (30) days after the termination of the term hereof and the payment of one (1) month's rent, remove from the Leased Premises all fixtures not affixed to the building which Lessee may have purchased at its own expense in said premises and if not removed during such period, such items shall become the property of the Lessor. Upon the payment of one (1) months's rent as aforesaid, Lessor agrees not the relet the premises during said thirty (30) days period. Lessee agrees to repair any damage which may be done to the Leased Premises resulting from the removal of said fixtures within a thirty (30) day period. Except as herein provided, all alterations, improvements and fixtures become the property of the Lessor upon the termination of the Lease.

21. INSPECTION OF PREMISES: The Lessee agrees that the Lessor shall have the right to inspect the premises at all reasonable times during business hours, and to place upon the same, sale or rent sign, in such part thereof as it may designate, continuously during the last three (3) months of the lease term provided such signs do not interfere with Lessee's use of the Leased Premises, and conform to all laws and ordinances at Lessor's sole expense.

22. CONDEMNATION: (a) If after the execution of this lease and prior to the expiration of the term of this lease, the whole of the Leased Premises shall be taken under the power of eminent domain, then the term of this lease shall cease as of the time when Lessor shall be divested of its title in the Leased Premises, or such earlier time as Lessee's business is thereby interfered with and rent obligation of the Lessee shall be adjusted as of the time of termination.

(b) If only a part of the Leased Premises shall be taken under the power of eminent domain and as a result thereof the Leased Premises shall be reduced to such an extent that in the reasonable opinion of the Lessee the same are no longer suitable for Lessee's business, Lessee may at its election terminate this lease by giving notice of the exercise of its election with sixty (60) days after it shall have received notice of such taking, and the termination shall be effective as of the time that possession of the part so taken shall be required for public use, or such earlier time as Lessee's business, in Lessee's reasonable opinion, is thereby interfered with, and rent shall be adjusted as of the time of termination. If only a part of the Leased Premises shall be taken under the power of eminent domain and if this lease shall not be terminated as aforesaid, then this lease shall continue in full force and effect and Lessor shall, within a reasonable time after possession is required so as to put the same into condition for use and occupancy by Lessee, and a just proportion of the rent according to the nature and extent of the injury of the Leased Premises shall be suspended or abated until that which may remain of the Leased Premises shall be put into such condition by Lessor and thereafter a just proportion of the rent according to the nature and extent of the part so taken shall be abated for the balance of the term of this Lease.

(c) In the event of any taking of the whole or any part of the Leased Premises under the power of eminent domain, the entire award shall belong to the Lessor and the Lessee hereby assign to the Lessor any and all other rights, estates, or interest of the Lessee now arising in and to the same and any thereof. Nothing herein shall prohibit the Lessee from seeking its own award.

23. DEFAULT: (a) If any rent, additional rent or such other sum herein referred to or any part there of shall be unpaid on the date of payment by the terms hereof, and remain so for a period of five (5) days after Lessor shall have given Lessee notice in writing of such default, then and in such case it shall be lawful for Lessor, at Lessor's option, by summary proceeding or by any other appropriate legal action or proceedings to terminate the term of this lease and to enter into the Leased Premises, or any part thereof, and expel Lessee or any person or persons occupying the Leased Premises, secure the Leased Premises, and repossess the Leased Premises. Should the term of this lease at any time be terminated under the terms and conditions hereof, or in any other way, Lessee hereby covenants and agrees to surrender and deliver the Leased Premises peaceably to Lessor immediately upon the termination of the term hereof. Lessor agrees that in no event shall the nonpayment of rent or such other sums herein referred to be the basis of the eviction of Lessee or the termination of the term of this Lease unless said written notice shall have been served on Lessee as herein provided and Lessee shall have failed to cure such default within said five (5) day period after the service of said notice. In any event, if payment is not made within five (5) days, Lessee shall pay a late payment fee in the amount of ten percent (10%) of the amount due.

(b) It is mutually agreed that if Lessee shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent, or additional rent, the Lessor shall give to Lessee notice in writing of such default, and if Lessee shall fail to cure such default within twenty (20) days after receipt of such notice, or if the default is of such character as to require more than twenty (20) days to cure after service of such notice, then Lessor may cure such default for the account of and at the cost and expense of Lessee, and the full amount so expended by Lessor shall immediately be owing by Lessee to Lessor as additional rent.

(c) In the event of Lessee's default under subparagraphs (a) and /or (b) the abandonment of the Leased Premises by Lessee, it shall be deemed as default by the Lessee and a breach of this Lease, in which case the Lessor shall have the following remedies.

(1) The rent shall become due and be paid up to the time of such re-entry, dispossession and/or expiration, together with such expenses as Lessor may incur for attorney's fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; and/or

(2) The Lessor shall make best efforts to relet the premises or any part of parts thereof, either in the name of Lessor or otherwise, for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent in order to mitigate any damages causes in the event of any early termination of the Lease; and /or

(3) Lessee or the legal representative of Lessee shall pay Lessor as additional damages for the failure of Lessee to observe and perform Lessee's covenants, any deficiency between the rent covenanted to be paid and the net amount, if any of the rents collected on account of the lease or lease of the Leased Premised for each month of the period which would otherwise have constituted the balance of the term of this Lease.

(4) The failure of Lessor's reasonable efforts to relet the Leased Premises or any parts or parts thereof shall not release or affect Lessee's liability for damages. In computing such damages there shall be added to the deficiency such expense as Lessor may incur in connection with reletting, such as attorney's fees, brokerage and for keeping the demised premises in good order or for preparing the same for reletting. Lessor shall undertake reasonable efforts to minimize said expenses and to reduce the damages to the claimed against Lessee and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar proceeding. Lessor at Lessor's option may make such alterations, repairs, replacement and/or decoration in the demised premises as Lessor in Lessors' sole judgment consider advisable and necessary for the purpose of reletting the Leased Premises; and the making of such alteration and/or decorating shall not operate or be construed to release Lessee from liability hereunder as aforesaid. In the event of a breach or threatened breach by Lessee of any of the covenants or provisions hereof, Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceeding and other remedies were not herein provided for.

24. LESSEE HOLDING OVER: If the Lessee shall not immediately surrender possession of the Leased Premises at the termination of this lease, or the renewal thereof, the Lessee shall become a tenant from month to month, provided rent shall be paid to an accepted by the Lessor, in advance, at the rate of rental payable hereunder just prior to the termination of this Lease, but unless and until the Lessor shall accept such rental from the Lessee, the Lessor shall continue to be entitled to retake possession of the premises without any prior notice whatever to Lessee. If the Lessee shall fail to surrender possession of the premises immediately upon the expiration of the term or any renewal term, it is agreed that all of the rights and obligations applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy, which shall be deemed to be month to month tenancy and not a renewal or extension.

25. WAIVER: (a) Any waiver of any covenant or condition of this lease must be in writing signed by the Lessor and shall extend to the particular case only, and only in the manner specified, and shall not be construed as waiver of any right to recover actual damages for any breach in any action at law, or to retain any breach or threatened breach in equity or otherwise.

(b) The receipt by Lessor of rent or additional rent with full knowledge of the breach of any covenant of the lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by Lessor, unless such waiver be in writing signed by Lessor. No payment by Lessee or receipt by Lessor for a lesser amount than the monthly rent or additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed in accord and satisfaction, and Lessor may accept such check for payment without prejudice of Lessor's right to recover the balance of such rent or pursue any other remedy in this lease provided.

26. NOTICE: Any notice or other communication permitted or required to be given by the provision of this Lease to be effective, must be given in writing by depositing the same in the United States mails, postage prepaid, certified mail, return receipt requested addressed to the parties at their respective address shown herein or that such other address as the party concerned shall have notified the other in writing. Any notice so given shall be held conclusively to have been given three (3) business days after the date of such mailing, as evidenced by the postal receipt obtained by the sender.

27. SECURITY AGREEMENT: As security for the Lessee's faithful performance of its obligation created pursuant to this Lease, the parties agree that this lease, in addition to creating a leasehold interest, is a security agreement granting a security interest in personal property (tangible and intangible) and fixtures owner by the Lessee location upon the Leased Premises and shall support any financing state.

28. SIGNAGE: No sign, advertisement or notice shall be inscribed, painted or affixed by Lessee on any part of the outside of the building expect, such signs as shall be such size, color and style as Lessor shall approve. Marquis signage shall be ordered and installed at the Lessee's expense. On a one time basis building signage will be at Lessor's expense.

29. SUBLEASE OR ASSIGNMENT FEE: Laws agrees to pay Agent a fee of Two Hundred Fifty Dollars ($250.), for Agent's services rendered in respect to each sublease or assignment of Lessee's estate, or any part thereof, hereunder.

30. MISCELLANEOUS: (a) The use of the singular herein shall include the plural and vice versa; and the use of the neuter personal pronoun shall include all genders.

(b) The captions and heading herein are for convenience and reference only and shall not be used to construe or interpret this lease.

(c) The covenants herein shall be binding upon, and the right hereunder shall extend to and bind and inure to the benefit of the parties, their personal representatives, successors and assigns.

(d) The invalidity or unenforceability of any provision of this lease shall not affect or impair any other provisions or the validity and unenforceability of the remainder of this lease.

(e) Lessee agrees to join Lessor in the grant of any easements, right-of-ways, or the like which do not affect the Leased Premises, or, if reasonable, and the granting of same does not adversely affect Lessee's business.

(f) This lease constitutes the entire agreement between the parties in respect to the premises, and there are no oral agreements between the parties in respect to the premises, and there are no oral agreements between the parties in connection herewith.

31. AGENT'S LIABILITY: Lessor and Lessee agree that agent shall not be personally liable to Lessor or Lessee in any way hereunder, including lack of authority to act as Lessor's Agent. Any and all such liability being hereby quit-claimed and waived by Lessor and Lessee, except for Agent's willful misfeasance.

32. LEASING COMMISSION: For services rendered by Agent, Lessor agrees to pay Agent a leasing commission of Six percent (6%), as shown by separate agreement between Agend and Lessor. No sale, transfer, assignment, cancellation or release (including a sale or conveyance to Lessee, his successors or assigns) shall affect Agent's right to such commission which is hereby made a lien against the Leased Premises during the term of this Lease or any new lease between Lessor and Lessee. Said commission is to include a sale commission in the event the Leased Premises is sold the Lessee.

33. TIME IS OF THE ESSENCE: Time is of the essence.

34. RULES AND REGULATIONS: Lessee covenants and agrees that he will fully comply with the rules and regulations in regard to the building, wherein the said demised premises are location, printed upon insert of this lease and marked Schedule "A", and to comply with such alterations, additions and modifications thereof as may from time to time be made by Lessor. Such alterations, additions and modifications shall be made a part of this lease with the same effect as though written herein, and Lessee covenants and agrees to all rules and regulations and that all alterations, additions and modifications thereof shall be faithfully observed by the Lessee, the employees of the Lessee and all persons invited by the Lessee into said building.

35. EXECUTION: This lease is not binding on Lessor until it is signed, acknowledged and delivered by or on behalf of Lessor.

36. ATTACHMENTS: See Schedule "A" - Rules and Regulations (Attached)


The parties hereto have executed this Lease at the place and on the date specified immediately adjacent to their respective signatures.



EXECUTED AT:                            LESSEE:

Lincolnshire, Illinois                  Morgan Products Ltd.
City and State                          Company Name

ON:                                     BY:

March 7, 1995                           Dennis C. Hood
DATE                                    Sr. Vice President

ADDRESS:

75 Tri-State International
Suite 222
Lincolnshire, Illinois 60069





EXECUTED AT:                            LESSOR:

Williamsburg, Virginia                  Jim Griffith, Builder, Inc.
City and State                          Company Name

ON:                                     BY:

March 14, 1995                          Jim Griffith
DATE


ADDRESS:                                BY:





AGENT: Diversified Investment, Realty & Financial Services

BY: J. Brown


                                  SCHEDULE "A"
                              RULES AND REGULATIONS


(A)  All blinds and drapes are to be approved by Lessor.

(B) No additional locks shall be placed upon any doors of the premises without prior approval from the Lessor. Lessor shall furnish to Lessee keys (2) to the premises. Any additional keys shall be furnished at the cost and expense of Lessee. Upon the expiration or earlier terminations of the Lease, Lessee shall surrender to Lessor all keys to the premises. All duplicate keys and lockset repairs/reset request shall be made to the Lessor.

(C) Lessee and their employees are encouraged to park as far away from the entrances as possible. This will enable customers and clients to enter and conduct business without undue inconvenience. Certain spaces have been set aside as visitor parking spaces and handicapped parking.

(D) Care of Roof - Lessee covenants (1) not to place (or suffer to be placed) anything on the roof of the building in which the Leased Premises are located,
(2) not to cut into or drive nails into or otherwise mutilate said roof.

(E) Lessee is required to provide evidence of insurance adequate to cover all Lessee liabilities as stipulated in Paragraph 16 (Insurance) of the Lease.

(F) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or sen outside of the premises or by other tenants of the center.

(G) Lessee shall keep the premises at a temperature sufficiently high to prevent freezing of water pipes, fixtures and sprinkler systems within the Leased Premises.

(H) The plumbing shall not be used for any other purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee.

(I) Lessee covenants to do and to pay for those things reasonable necessary or required by law to keep the Leased Premised free of termites, roaches, rodents, insects and other pests, and Lessee agrees that Lessor shall not be liable for any damage cause thereby.

(J) In the event the appropriate authorities may so require, Lessee shall maintain an adequate number of suite fire extinquishers on the Leased Premises for use in case of local fires, including electrical or chemical fires.

(K) Before Lessor contracts for telephone installation services, Lessee shall submit to the Lessor for approval the name of individual/company providing such services.

The Lessor reserves the right to make changes in these rules from time to time.



LESSEE:



______________________             ______________________________
DATE________________________      _______________________________
DATE






LESSOR:



March 14, 1995                     Jim Griffith, Builder, Inc.
DATE



March 14, 1995                     Jim Griffith
DATE




AGENT: DIVERSIFIED INVESTMENT, REALTY & FINANCIAL SERVICES, INC.



March 14, 1995                     J. Brown
DATE








                        ADDENDUM TO LEASE AGREEMENT DATED
                          MARCH 2,1995, BY AND BETWEEN
                           JIM GRIFFITH, BUILDER, Inc.
                    a VIRGINIA CORPORATION/Assigns, as LESSOR
                       AND MORGAN PRODUCTS Ltd, as Lessee

1. Conflict. In the event any of the terms and conditions set forth in this addendum conflict with any terms or conditions set forth in the Lease Agreement, the terms and conditions of this Addendum shall take precedence and be controlling.

2.   Term.  The following sentence shall be added to the end of Section 1:
"Notwithstanding the foregoing, the Lessee shall have the option to terminate the Lease at any time after the fifth (5) year of the Term. Lessee shall pay Lessor an early termination penalty of nine (9) months rent provided Lessee provides Lessor with not less than nine (9) months prior written notice of such termination. In the event Lessee provides six (6) months notice, the penalty shall be twelve (12) months rent."

3. Possession. Section 3 shall be deleted and shall be replaced with the following:

"The Lessor covenants and agrees to have the Leased Premises completed and ready for possession on or before the above commencement date (August 1, 1995) , barring strikes, insurrection, Acts of God and other casualties, or unforeseen events beyond the control of Lessor. Lessee agrees to accept the possession of said Leased Premises with ninety (90) days from receipt of notice by Lessor of completion. The Lessee, at the expiration of the term shall deliver up the Leased Premises in good repair and condition, excepting damages beyond the control of the Lessee, reasonable use, ordinary decay, wear and tear, excepted.

Not withstanding anything herein to the contrary, rent and term of Lease shall begin on the date the Lessee takes possession of the premises. If the occupancy date is other than the first of the month, rent will be prorated on a daily basis until the first day of the next month. That first day will also become the first day of the TERM of this Lease.

4. Rent. The "condominium fee" referenced in Section 4 is the pass-through amount of the condominium assessment for the Leased Premises. Lessor represents that Lessor currently operates the condominium associates as a separate entity and has established segregated accounts for the association. Lessor further represents that such association provides all disposal service,, outside lighting, water, sewer, structural insurance, association office expenses, common area taxes, exterior painting and sign related to the Leased Premises.

5. Real Estate Taxes. Lessee's proportionate share of any increases in real estate taxes as set forth in Section 5 shall be based on the taxes applicable to the second year of the Lease term or such other year thereafter as the real estate taxes are first calculated based on the fully developed value of the Leased Premises.

6. Security Deposit. Section 6 will be deleted in its entirety, No security deposit will be required.

7. Late Payments. Notwithstanding the provisions of Section 7, no late charge shall be payable by Lessee unless and until Lessee fails to pay any installment of rent within two (2) days after written notice of Lessee's failure to make timely payment of any such installment is delivered to Lessee by Lessor.

8. Renewal. Notwithstanding the provisions of Section 10., Lessor shall provide Lessee with six (6) months prior written notice of the expiration of the Lease term and Lessee's termination notice requirements under Section 10.

9. Repairs and Maintenance. Notwithstanding the provisions of Section 11, Lessor hereby agrees to be solely responsible for all structural aspects of the Leased Premises, including, but not limited to, the foundation, roof and outside walls of the Leased Premises. Lessor and Lessee acknowledge that the Quarterland Commons Condominium Association is solely responsible for all exterior areas of the Leased Premises, included, but not limited to, parking lots, sidewalks, and landscaping.

10. Assignment and Subletting. The following sentence shall be added to the end of Section 15. " Notwithstanding the foregoing, no guaranty shall be required where the Sublessee is otherwise creditworthy as reasonably determined by the Lessor."

11. Destruction. Notwithstanding the provisions of Section 17, in the event of the destruction of 25% or more of the Leased Premises, either party shall have the right to terminate the Lease.

12. Powers of Attorney. Lessee shall not grant the Lessor with any powers of attorney. The last sentence of Sections 18 and 19 shall be deleted.

13.  Condemnation.  Section 22 shall be deleted in its entirety.

14.  Security Agreement.  Section 27 shall be deleted in its entirety.

15. Reasonableness. Lessor hereby agrees that wherever in the Lease its consent is required or it is undertaking a discretionary action, it will act in a reasonable manner.



16.  The monthly rental schedule, which includes the base rent and condominium
fee, shall be as follows:                                    BASE RENT
     August 1, 1995 - July 31, 1996     $6,999.88 per month
     August 1, 1996 - July 31, 1997     $7,349.87 per month
     August 1, 1997 - July 31, 1998     $7,717.36 per month
     August 1, 1998 - July 31, 1999     $8,103.23 per month
     August 1, 1999 - July 31, 2000     $8,508.39 per month
     August 1, 2000 - July 31, 2001     $8,933.81 per month
     August 1, 2001 - July 31, 2002     $9,380.50 per month

                                 Condominium Fee
August 1, 1995 through term unless notified of any increase: $634.70 per month

17. For services rendered by Agent, DIR Diversified Investment, Realty & Financial Services, Lessor agrees to pay Agent a leasing commission of Six Percent (6%) of monthly rent collected and includes any renewal, extensions, expansion or new Lease between Lessor and Lessee. No sale, transfer, assignment, cancellations or release (includes as sale or conveyance to Lessee, his successor or assigns) shall affect Agent's right to such commission which is hereby made a lien against the Leased Premises during the term of this Lease or any new lease between Lessor and Lessee. Said commission is to include a six percent sale commission, which would be paid by Lessor, in the event the Leased Premises is sold to the Lessee.


In Witness Whereof this Addendum was executed this 7th day of March, 1995.


LESSEE:

MORGAN PRODUCTS Ltd.



By:  Dennis C. Hood
     Sr. Vice President



LESSOR:

Jim Griffith, Builder, Inc.

By:  James Griffith, Pres.
               3/14/95

Agent:
DIR Diversified Investment, Realty & Financial Services
By:  J. Brown

                        Addendum to Lease Agreement dated
                          March 2, 1995 by and between
                           Jim Griffith, Builder, Inc.
                    A Virginia Corporation/Assigns, as Lessor
                       and Morgan Products Ltd., as Lessee

                  Addendum #18 following Item 17 of Addendum 1


The following condition is added to Addendum to above referenced lease as Item #18.

#18. Lessor will furnish Lessee with evidence of the insurance to be maintained hereunder by Quarterland Commons Owners Association and for Jim Griffith, Builder, Inc. upon request of Lessee. Lessee shall be responsible for its own business personal property and public liability insurance including those trade fixtures which will be removed upon lease termination in accordance with other conditions of the lease pertaining to such removal. Upon completion of demised premises, Lessor shall be responsible for providing casualty insurance with respect to all leasehold improvements other than such trade fixtures, and shall be responsible for making sure all premiums are kept current and paid in a timely manner.


LESSEE:


Dennis C. Hood                          3/7/95
Sr. Vice President
Morgan Products Ltd                     DATE



LESSOR:


Jim Griffith, Builder, Inc.             3/14/95
James Griffith, Pres.                   DATE



AGENT:


J. Brown                                3/14/95
Diversified Investment,Realty &         DATE
Financial Services



              Addendum to Lease dated March 2, 1995 by and between
                           Jim Griffith Builder, Inc.
                    a Virginia Corporation/Assigns, as Lessor
                       and Morgan Products Ltd, as Lessee
                    469 McLaws Circle, Williamsburg, VA 23185

Addendum #20 and 21 following Item 19 of Addendum 1 Dated March 7, 1995

The following terms are added to Addendum for above referenced lease:

#20. Lessee's rent for above referenced unit will commence on September 18, 1995. The pro-rated amount due for September, 1995 is: $3,033.16 Base Rent and $299.29 for Quarterland Commons condominium fee. Thereafter rental schedule for monthly payments and yearly adjustment dates will be in accordance with existing lease agreement dated March 2, 1995 ( See Addendum to Lease Agreement #16.)


#21. Paragraph #4 Lease Agreement dated March 2, 1995 is hereby amended to reflect that Lessee shall make base rent and applicable increases payable to Diversified Investment, Realty & Financial Services, Inc. at 161A John Jefferson Road, Williamsburg, VA 23185 (Telephone 804-220-5688) until notified otherwise in writing by Lessor. Condominium fee shall be paid to Quarterland Commons Unit Owners Association 483 McLaws Circle, Suite 3, Williamsburg, VA 23185 until notified other-wise in writing by Lessor.


All other terms and conditions to remain the same.



Dennis C. Hood                               10/3/95

Morgan Products Ltd. (Lessee)                Date




_____________________________                ________________
Jim Griffith Builder (Lessor)                Date



_____________________________                ________________
Diversified Investment Realty                Date
Financial Services, Inc. (Agent)